Investor Presentation
First Quarter 2013
Steve Gardner
President & CEO

Forward-Looking Statements and
Where to Find Additional Information
The statements contained in this presentation that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on Pacific Premier Bancorp, Inc. (the “Company”). Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the
Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. The Company cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following:
the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; the willingness of users to substitute competitors’ products and services for the Company’s products and services;
the impact of changes in financial services policies, laws and regulations (including the Dodd-Frank Wall Street Reform and Consumer Protection Act) and of governmental efforts to restructure the U.S.
financial regulatory system; technological changes; the effect of acquisitions that the Company may make, if any, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from its acquisitions such as First Associations Bank (“FAB”); changes in the level of the Company’s nonperforming assets and charge-offs; oversupply of inventory and continued
deterioration in values of California real estate, both residential and commercial; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by bank regulatory agencies, the Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters; possible other-than-
temporary impairments of securities held by the Company; changes in consumer spending, borrowing and savings habits; the effects of the Company’s lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; ability to attract deposits and other sources of liquidity; changes in the financial performance and/or condition of the Company’s borrowers; changes in the competitive environment among financial and bank holding companies and other financial service providers; unanticipated regulatory or judicial proceedings; and the Company’s ability to manage the risks involved in the foregoing.
Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s 2012 Annual Report on Form 10-K, as amended, filed with the SEC and other filings made by the Company with the SEC. The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.
Notice to San Diego Trust Bank (“SDTB”) Shareholders
This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed acquisition of SDTB, the
Company filed a registration statement on Form S-4 (the "Registration Statement") with the SEC, which contains a proxy statement of SDTB and a prospectus of the Company (collectively, the "proxy statement/prospectus"). A definitive proxy statement/prospectus will be distributed to the shareholders of SDTB in connection with their vote on the proposed acquisition of SDTB after the Registration
Statement is declared by the SEC to be effective. As of the date of this presentation, the Registration Statement has not been declared effective by the SEC.
SHAREHOLDERS OF SDTB ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES
AVAILABLE AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT
INFORMATION ABOUT THE PROPOSED ACQUISITION. The definitive proxy statement/prospectus will be mailed to shareholders of SDTB. Investors and security holders will be able to obtain the definitive proxy statement/prospectus and the other documents free of charge at the SEC's website, www.sec.gov. In addition, documents filed with the SEC by the Company will be available free of charge by
(1) accessing the Company's website at www.ppbi.com under the "Investor Relations" link and then under the heading "SEC Filings," (2) writing the Company at 17901 Von Karman Ave., Suite 1200, Irvine,
California 92614, Attention: Investor Relations or (3) writing San Diego Trust Bank at 2550 Fifth Avenue, Suite 1010, San Diego, CA 92103, Attention: Corporate Secretary.
The directors, executive officers and certain other members of management and employees of the Company may be deemed to be participants in the solicitation of proxies in favor of the proposed acquisition from the shareholders of SDTB. Information about the directors and executive officers of the Company is included in the proxy statement for its 2013 annual meeting of Pacific Premier shareholders, which was filed with the SEC on April 16, 2013. The directors, executive officers and certain other members of management and employees of SDTB may also be deemed to be participants in the solicitation of proxies in favor of the proposed acquisition from the shareholders of SDTB. Information about the directors and executive officers of SDTB will be included in the definitive proxy statement/prospectus for the proposed acquisition of SDTB. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the definitive proxy statement/prospectus when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.

PACIFIC PREMIER BANCORP, INC.

LOS ANGELES
SAN BERNARDINO
LOS ALAMITOS
SEAL BEACH
HUNTINGTON BEACH
IRVINE
NEWPORT BEACH
PALM SPRINGS
PALM DESERT

Corporate Profile
NASDAQ	PPBI
Focus	Small & Middle Market Businesses
Total Assets	$1.4 Billion
Branches	10 Locations
TCE Ratio	10.16% (1)
FD Book Value	$10.13 per share
Net Income	$2.0 Million
ROAA (TTM)	1.39%
ROAE (TTM)	13.76%
At or for the three month period ended March 31, 2013
(1) Non-GAAP financial measure. Please see the Appendix to this investor presentation for the GAAP reconciliation.

Overview of PPBI
Strategic Plan - Pre 2008 Stage	• Convert from a thrift to a commercial bank • Diversify the balance sheet - assets and liabilities • Regimented approach to credit management
Strategic Plan - Current Stage
• Organic growth driven by high performing sales culture
• Geographic and product expansion through disciplined acquisitions
 • Canyon National Bank (CNB) - $209 million in assets as of 2/11/11
 • Palm Desert National Bank (PDNB) - $121 million in assets as of 4/27/12
 • First Associations Bank (FAB) - $394 million in assets as of 3/15/13
 • San Diego Trust Bank (SDTB) pending - $228 million in assets as of 12/31/12

Strategic Plan - Next Stage	• Increase fee income - government guaranteed lending • Increase non-interest bearing accounts to over 35% of deposit base • Build out commercial banking franchise

PACIFIC PREMIER BANCORP, INC.

| Company Name | Total Assets | Rank | City, State | Loans / Deposits | TCE Ratio | NIM | Cost of Funds | ROAA | Core ROAA (1) |
|---|---|---|---|---|---|---|---|---|---|
| City National Corporation | $ 28,618,492 | 1 | Los Angeles, CA | 67.4% | 5.89% | 3.20% | 0.23% | 0.69% | 1.21% |
| IMB HoldCo LLC | $ 25,938,843 | 2 | Pasadena, CA | 101.9% | 15.45% | 3.08% | 1.17% | 0.38% | 0.58% |
| CVB Financial Corp. | $ 6,363,364 | 3 | Ontario, CA | 72.2% | 11.17% | 3.73% | 0.32% | 1.39% | 2.03% |
| PacWest Bancorp | $ 5,465,930 | 4 | Los Angeles, CA | 76.2% | 9.15% | 5.55% | 0.34% | 1.45% | 1.93% |
| Farmers & Merchants Bank of Long Beach | $ 4,988,961 | 5 | Long Beach, CA | 53.8% | 14.38% | 3.23% | 0.15% | 1.06% | 1.47% |
| Community Bank | $ 3,060,641 | 6 | Pasadena, CA | 87.9% | 8.29% | 3.41% | 0.81% | 0.94% | 1.51% |
| Opus Bank | $ 2,860,991 | 7 | Irvine, CA | 108.3% | 6.40% | 5.20% | 0.48% | 0.68% | 1.03% |
| Grandpoint Capital, Inc. | $ 2,203,883 | 8 | Los Angeles, CA | 75.7% | 11.15% | 4.04% | 0.19% | 1.65% | 0.70% |
| First PacTrust Bancorp, Inc. | $ 1,687,792 | 9 | Irvine, CA | 104.2% | 8.60% | 3.95% | 0.76% | -0.75% | 0.44% |
| **Pacific Premier Bancorp, Inc.** | **$ 1,406,655** | **10** | **Irvine, CA** | **79.7%** | **10.16%** | **4.62%** | **0.37%** | **0.67%** | **1.18%** |
| American Business Bank | $ 1,298,878 | 11 | Los Angeles, CA | 47.3% | 7.99% | 3.06% | 0.23% | 0.79% | 0.95% |
| CU Bancorp | $ 1,249,637 | 12 | Encino, CA | 79.3% | 9.01% | 3.94% | 0.12% | 0.50% | 1.14% |
| Provident Financial Holdings, Inc. | $ 1,248,330 | 13 | Riverside, CA | 115.3% | 12.49% | 2.99% | 1.05% | 2.21% | 3.83% |
| Pacific Mercantile Bancorp | $ 1,053,601 | 14 | Costa Mesa, CA | 92.9% | 10.80% | 3.08% | 0.70% | -0.32% | -0.94% |
| Simplicity Bancorp, Inc. | $ 890,249 | 15 | Covina, CA | 107.8% | 16.41% | 3.20% | 1.12% | 0.49% | 1.02% |
| Malaga Financial Corporation | $ 851,090 | 16 | Palos Verdes Estates, CA | 129.6% | 10.49% | 3.69% | 1.16% | 1.34% | 2.34% |
| First Foundation Inc. | $ 830,635 | 17 | Irvine, CA | 114.4% | 8.82% | 4.59% | 0.47% | 1.38% | 1.63% |
| Private Bank of California | $ 712,410 | 18 | Los Angeles, CA | 64.2% | 5.96% | 2.70% | 0.24% | 0.38% | 0.12% |
| 1st Enterprise Bank | $ 706,138 | 19 | Los Angeles, CA | 66.8% | 6.94% | 3.14% | 0.12% | 0.72% | 0.97% |
| Silvergate Bank | $ 684,387 | 20 | La Jolla, CA | 116.3% | 10.21% | 3.89% | 0.96% | 1.59% | 2.74% |
| **Median** | **$ 1,352,767** | | | **83.8%** | **9.66%** | **3.55%** | **0.42%** | **0.76%** | **1.16%** |
| Average | $ 4,606,045 | | | 88.1% | 9.99% | 3.71% | 0.55% | 0.86% | 1.30% |

PPBI Scarcity Value
Southern California Banking Scarcity Value
* Banks based in Southern California * Excludes Asian-American Banks * Largest 20 banks sorted by total assets
Source: SNL Financial based on regulatory data for three months ended 12/31/2012.
PPBI data for three months ended 3/31/13.
Note: Southern California includes Ventura, San Bernardino, Los Angeles, Orange, Riverside
and San Diego counties
(1) Pre-tax, pre-provision income as a percentage of average assets

Note: Dollars in thousands

Financial Summary
	QTD 3/31/12	QTD 6/30/12	QTD 9/30/12	QTD 12/31/12	QTD 3/31/13
Balance Sheet	(dollars in thousands, except per share data)
Total assets	$985,171	$1,065,035	$1,089,336	$1,173,792	$1,406,655
Net loans	687,141	790,062	856,443	977,894	937,477
Total deposits	846,717	913,191	895,870	904,768	1,185,719
Total borrowings	38,810	38,810	85,810	125,810	54,501
Total equity	89,479	96,069	99,886	134,517	157,589
Loans/Deposits	82.1%	87.4%	96.5%	109.0%	79.7%

Statements of Operations
Net interest income	$10,041	$11,282	$11,854	$12,621	$12,899
Noninterest income	939	6,529	1,910	3,194	1,724
Noninterest expense	6,641	8,205	8,031	8,977	11,179
Net income	2,692	5,811	3,462	3,811	1,972
Diluted EPS	$0.25	$0.55	$0.32	$0.32	$0.13

Bank Capital Ratios
Tier 1 leverage	9.49%	9.48%	9.48%	12.07%	12.55%
Tier 1 risk-based	12.54%	11.28%	11.04%	12.99%	14.43%
Total risk-based	13.66%	12.18%	11.88%	13.79%	15.23%

# Expanding NIM

NIM
Cost of Deposits
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2.99%
3.12%
3.77%
4.21%
4.58%
4.62%
4.84%
4.31%
4.64%
4.61%
4.88%
4.62%
3.51%
2.38%
1.51%
1.21%
1.05%
0.99%
0.90%
0.84%
0.66%
0.64%
0.53%
0.43%
2008
2009
2010
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12
Q4'12
Q1'13

PACIFIC PREMIER BANCORP, INC.

# Efficiency Ratio

PPB
Peer *
120.00%
90.00%
60.00%
30.00%
0.00%
101.4%
94.2%
86.1%
70.2%
72.4%
70.1%
79.0%
75.3%
75.8%
76.1%
76.4%
83.7%
63.8%
59.2%
61.6%
58.3%
56.8%
50.4%
59.1%
62.0%
60.1%
58.3%
67.6%
2008
2009
2010
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12
Q4'12
Q1'13

* California peer group consists of all insured California institutions, from SNL Financial.

PACIFIC PREMIER
BANCORP, INC.

CD
Transaction
(dollars in thousands)
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
80.7%
19.3%
68.4%
31.6%
62.0%
38.0%
51.7%
48.3%
39.9%
60.1%
29.5%
70.5%
Dec-08
Dec-09
Dec-10
Dec-11
Dec-12
Mar-13

Creating Shareholder Value By Improving Deposit Mix
$457,128
$618,734
$659,240
$828,877
$904,768

$1,185,719

March 31, 2013

Regular passbook 7%
Total certificates of deposit accounts 29%
Money market 27%
Interest bearing checking 10%
Noninterest bearing checking 27%

Growing/Valuable Deposit Base
Total Deposits: $1.186 billion
WAVG Rate: 0.37%

PACIFIC PREMIER BANCORP, INC.

March 31, 2013
Multi-family 15%
CRE Non-owner 27%
CRE Owner 18%
C&I 15%
Warehouse 15%
One-to-four family 9%
SBA <1%
Other 1%

Diversified Loan Portfolio
Total loans: $946.0 million
WAVG Rate: 5.30%

Building out the Franchise
• Relationship banking model - strong sales culture
• Growing core deposit base - increasing franchise value
• Robust earnings stream - building book value
• Disciplined approach to acquisitive growth
• Strong execution on acquisitions
• Excellent asset quality

PPB Business Units
Business Unit	Focus
Premier Business Banking	Small and Middle market business banking focus
Premier Government Guaranteed Lending	• Small Business Administration (“SBA”) Loans • California Capital Program (“Cal CAP”) Loans • United States Department of Agriculture (“USDA”) Loans • Bureau of Indian Affairs (“BIA”) Loans
Premier Property Banking	Customized cash management and electronic banking services for Home Owner Association (“HOA”), HOA Management companies and property management firms.
Premier Association Lending	Nationwide leader in providing credit facilities for HOA’s, HOA Management companies and Property Management firms
Premier Warehouse Lending	Credit facilities and banking services exclusively designed for the mortgage banking clients.
Premier Income Property Lending	Customized financing and banking services for commercial real estate (“CRE”) investors.

High Performing Sales Culture Drives Organic Growth
• Business development team consists of early career sales
 executives with real estate or financial services experience
• Consistent calling effort identifies prospects
• Diligent monitoring and management of quantity and quality of lead generation
• Senior commercial bankers utilized to close new relationships

CALIFORNIA
Barstow
Lancaster
Palmdale
Apple Valley
Victorville
Santa Barbara
Ventura
Oxnard
Santa Clarita
Thousand Oaks
Fontana
Redlands
Los Angeles
Garden Grove
Riverside
Palm Springs
Indio
Hemet
Long Beach
Irvine
100 mi
Oceanside
Escondido
San Diego
El Cajon
Tecate
Tijuana

Potential M&A - Target Rich Environment
Southern California Institutions
Source: SNL Financial
Total assets …………………………………..	$ 15.6
Total deposits ………………….....................	$ 12.3
Total core deposits ……………....................	$ 10.8
Total loans …………………….....................	$ 10.4
Total branches ………………........................	187
(dollars in billions)
Potential Targets - $100 to $500 million 100 miles from Irvine, California As of December 31, 2012
# of Institutions
$100 to $250 million	39
$250 to $500 million	24

Acquisition and Integration Strategy
General Acquisition Criteria
•Look for strategic, financially compelling and culturally compatible organizations
•Disciplined analysis, pricing and structuring of each transaction
•Seeking immediate accretion to EPS, minimum 15% IRR, maximum 10% dilution to TBV, payback of 4 years or less
Integration Strategy
•Identify key players that fit into our culture and can add value
•Immediately meet with new customer base to begin cross-selling
•Aggressive schedule for disposition of problem assets when needed

Conservative Credit Culture
• Overall Underwriting Approach:
 • Global cash flow lender
• Loans:
 • Business - full banking relationship
 • CRE - no high risk product types or loan structures
 • Personal guarantees, cross collateralized, cross guarantees
• Proactive Portfolio Management
 • No TDRs
 • No bulk loan sales

PACIFIC PREMIER BANCORP, INC.

PPB
Peers
6.00
5.00
4.00
3.00
2.00
1.00
-
4.23
4.75
5.12
5.60
5.70
5.66
5.21
4.60
4.68
4.19
3.82
3.51
3.93
3.55
3.51
3.42
1.90
2.02
1.35
1.65
1.10
0.39
0.64
0.76
3.79
1.91
1.46
0.77
0.37
0.84
0.80
0.09
0.32
CNB Acquisition 2/11/11
1Q'09
2Q'09
3Q'09
4Q'09
1Q'10
2Q'10
3Q'10
4Q'10
1Q'11
2Q'11
3Q'11
4Q'11
1Q'12
2Q'12
3Q'12
4Q'12
1Q'13

Excellent Loan Performance
Delinquency to Total Loans
PDNB
Acquisition
4/27/12
* California peer group consists of all insured California institutions, from SNL Financial.

PACIFIC PREMIER BANCORP, INC.

PPB
Peers
5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
2.93
3.62
3.96
4.11
4.26
4.30
4.24
4.39
4.23
4.29
4.06
4.04
3.77
3.48
3.39
3.21
1.04
1.70
1.58
1.66
1.36
0.48
0.58
0.40
3.26
1.62
1.31
0.76
0.55
1.67
1.08
0.38
0.33
CNB Acquisition 2/11/11
PDNB Acquisition 4/27/12
1Q'09
2Q'09
3Q'09
4Q'09
1Q'10
2Q'10
3Q'10
4Q'10
1Q'11
2Q'11
3Q'11
4Q'11
1Q'12
2Q'12
3Q'12
4Q'12
1Q'13

Proactive Asset Management
Nonperforming Assets to Total Assets
* California peer group consists of all insured California institutions, from SNL Financial.

San Diego Trust Bank Acquisition Overview
Strategic Rationale
• Expanding PPBI’s banking footprint into San Diego County with three depository branch locations
• Further improves PPBI’s deposit mix - 33.6% non-interest bearing deposits and 97.1% non-CDs(1)
• Significant cross selling opportunities for PPBI’s expansive product offering with SDTB’s existing customer relationships
• Enhances PPBI’s franchise value from operational scale and larger geographic footprint

Attractive Valuation	• Price / tangible book value of 119.0%(1)(2) • Core deposit premium of 2.66%(1) • Price / earnings (last twelve months)(1) of 16.9x
Pro Forma Impact to PPBI	• Accretive to EPS beginning in 2013 • Tangible book value payback period approximately 2.3 years(2)(3)
Cost Savings	• Estimated cost savings in excess of 25.0% • Cost savings are 25.0% phased in during 2013 and 100.0% phased in by 2014
(1) SDTB balance sheet data as of 12/31/2012
(2) Non-GAAP financial measure. Please see the Appendix to this investor presentation for GAAP reconciliation
(3) Incremental Tangible Book Value Payback represents the number of years to eliminate pro forma tangible book value dilution at closing utilizing incremental earnings created in the merger including pro forma earnings from SDTB and a pro forma tangible book value calculated on a combined basis for the merger

Outlook
Numerous catalysts in place to drive increase in earnings and franchise value
oAdding relationship bankers to further take market share from competitors
oGrowing SBA loan production to generate higher non-interest income
oLiquidity from FAB acquisition and deposit platform will fund future loan growth
oExpanding commitments and new business relationships with mortgage bankers
oTarget rich environment for M&A
oProven management team with track record of extracting value from acquisitions

Steve Gardner
sgardner@ppbi.com
(949) 864 - 8000
www.ppbi.com

Appendix

Non-GAAP Financial Measures
Tangible common equity and tangible book value per share are non-GAAP financial measures derived from GAAP-based amounts. We calculate tangible common equity by excluding the balance of intangible assets from common stockholders’ equity. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders’ equity by common shares outstanding. We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measures of tangible common equity and tangible book value per share to the GAAP measures of common stockholder’s equity and book value per share is set forth.
	PPBI	Pro Forma With FAB, Overallotment and SDTB (1)
	3/31/13	12/31/12
Common Stockholders’ Equity	$157,589	$163,010
Less: Intangible Assets	16,317	16,529
Tangible Common Equity	141,272	146,481
Book Value per Share	10.21	9.80
Less: Intangible Assets per Share	1.06	0.99
Tangible Book Value per Share	$9.15	$8.81
Total Assets	$1,406,655	$1,747,996
Less: Intangible Assets	16,317	16,529
Tangible Assets	$1,390,338	$1,731,467
Tangible Common Equity Ratio	10.16%	8.46%
Dollars in thousands except per share data
1) The Pro Forma gives effect to the sale of 495,000 newly issued shares of Pacific Premier common stock in January 2013 in connection with the underwriters’ exercise of the over-allotment option in Pacific Premier’s completed underwritten public offering in December 2012; the completion of the acquisition of FAB by Pacific Premier on March 15, 2013, including the issuance of 1,279,217 shares of Pacific Premier common stock and payment of $37.2 million in cash as consideration to the holders of
 FAB common stock in exchange for their shares; and transaction assumptions for the pending acquisition of SDTB, which remains subject to receiving SDTB shareholder approval and satisfaction of customary closing conditions.